United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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AMERICAN SKANDIA TRUST
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than Registrant)

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AMERICAN SKANDIA TRUST

AST Small Cap Value Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

JANUARY 31, 2005

TO THE CONTRACT OWNERS:

On August 31, 2004 at a regular meeting of the Board of Trustees of the American Skandia Trust (AST), the Board approved new subadvisory agreements for AST's Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio).

The parties to the subadvisory agreements are Prudential Investments LLC, American Skandia Investment Services, Inc. and each of Integrity Asset Management, JP Morgan Investment Management, Inc. and Lee Munder Investments Ltd. This information statement describes the circumstances surrounding the Board's approvals of the new subadvisory agreements and provides you with an overview of their terms. Prudential Investments LLC and American Skandia Investment Services, Inc. will continue as AST's investment managers. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,

JONATHAN D. SHAIN
Assistant Secretary

AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 778-2255

INFORMATION STATEMENT

JANUARY 31, 2005

This information statement is being furnished to contract owners investing in the AST Small-Cap Value Portfolio (the "Portfolio"), which is a series of the American Skandia Trust (AST). The information statement is furnished in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits AST's managers to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

AST is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). AST is organized as a Massachusetts business trust. AST's trustees are referred to here as the "Board," "Board Members" or "Trustees," and AST is referred to here as the "Fund." The Fund's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

We are providing contract owners investing in the Portfolio as of November 19, 2004 with this information statement. This information statement relates to the approval by the Trustees of new subadvisory agreements dated November 1, 2004 between Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI), and each of Integrity Asset Management, JP Morgan Investment Management, Inc. and Lee Munder Investments Ltd. with respect to the Portfolio, copies of which are attached hereto as Exhibit A. Integrity Asset Management, JP Morgan Investment Management, Inc. and Lee Munder Investments Ltd. are referred to here as the "Subadvisers."

The Subadvisers replaced GAMCO Investors, Inc., which had served as the Portfolio's subadviser since the inception of the Portfolio. The subadvisory agreement between PI and ASISI and GAMCO terminated effective at the close of business on November 18, 2004, at which time the Subadvisers each assumed responsibility for managing a portion of the Portfolio's assets. The previous subadvisory agreement between PI and ASISI and GAMCO was last approved by the Trustees, including a majority of the Trustees who were not parties to the agreements and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on May 27, 2003.

The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about January 31, 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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The Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's manager under a management agreement dated as of May 1, 2003. ASISI, located at the same address as PI, serves, along with PI, as the co-manager of AST under the same management agreement. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ASISI is a wholly-owned subsidiary of American Skandia, Inc., which is a wholly-owned subsidiary of Skandia U.S., Inc., which is owned 90% by Prudential Financial, Inc. and 10% owned by Skandia Insurance Company Limited. For ease of reference, PI and ASISI are hereafter jointly referred to as the "Manager" or "PI."

As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Funds is set forth in Exhibit C.

Shareholder Reports

The Fund's most recent annual report for the fiscal year ended December 31, 2003 has been sent to contract owners. The Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

NEW SUBADVISORY AGREEMENTS

On August 31, 2004, the Trustees, including the Independent Trustees, unanimously approved the new Subadvisory Agreements and the selection by PI of the Subadvisers to replace GAMCO as the Portfolio's subadviser. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreement between PI and GAMCO. The Trustees decided to appoint the Subadvisers as the Portfolio's new subadvisers pursuant to a recommendation made by PI.

The Subadvisory Agreements contain terms and conditions similar to those of the existing subadvisory agreements with GAMCO, except as more fully described below under "Board Consideration of Subadvisory Agreements." See also "Terms of Subadvisory Agreements" below for a description of the new agreements. The Subadvisers render investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio as established by the Fund and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PI. PI, not the Portfolio, pays an advisory fee to the subadvisers. Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolio.

The Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreements

At a regular in-person meeting of the Board at which all of the Trustees were in attendance (including all of the Independent Trustees), the Board of Trustees considered PI's recommendation that the Subadvisers replace GAMCO as the subadviser to the Portfolio. The Trustees reviewed performance, compliance and organizational materials regarding the Subadvisers, and representatives of the Subadvisers and PI made formal presentations to the Trustees.

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The Trustees unanimously approved the new Subadvisory Agreements with the Subadvisers and concluded that they were in the best interests of the Portfolio and its investors. In making that determination, the Trustees considered the following factors, among others:

•  The performance of the Subadvisers with respect to similar portfolios managed by the Subadvisers, which demonstrated historically strong and consistent performance relative to industry benchmarks and other investment advisers specializing in international stocks;

•  The relatively poor performance of GAMCO relative to peer funds and the Portfolio's benchmark over a multi-year time period;

•  The depth of experience of the Subadvisers' portfolio management teams;

•  Operational policies maintained by GAMCO;

•  PI's recommendation that the size of the Portfolio (approximately $800 million in assets) makes it appropriate to diversify the Portfolio among multiple subadivers; and

•  Concerns with respect to possible succession issues within GAMCO in the event that its founder were to resign.

The Trustees reviewed the terms of the Subadvisory Agreements. The material terms of the Subadvisory Agreements are substantially the same as those in the prior subadvisory agreement in effect with GAMCO except the fees. With respect to each of the Subadvisers, the fees paid by PI to the Subadvisers are higher than the fees paid by PI to GAMCO.

In approving the Subadvisory Agreements, the Trustees considered the fact that the increased fees would be borne entirely by PI and paid by PI out of the management fee paid to PI by the Fund, and that the Fund would not bear any of the cost of the increased subadvisory fee. For the fiscal year ended December 31, 2003, GAMCO received $2,232,761 for advising the Portfolio.

Based upon their review, the Trustees concluded that the Subadvisory Agreements were in the best interests of the Portfolio and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements.

Information Concerning the Subadvisers

Integrity Asset Management (Integrity)

Integrity, 9900 Corporate Campus Drive, Suite 3000, Louisville, KY 40223, was founded in 2003, and is 100% owned by active, full-time employees. Integrity manages more than $100 million in U.S. value equity portfolios utilizing a team approach.

JP Morgan Investment Management, Inc. (JP Morgan)

JP Morgan, 522 Fifth Avenue, New York, NY 10036, is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of June 30, 2004, JP Morgan and its affiliates managed approximately $570 billion in assets.

Lee Munder Investments Ltd. (Lee Munder)

Lee Munder, 200 Clarendon Street, Boston MA 02116, was founded in 2000 and is 77% owned by its employees with the remainder of the firm owned by Castanea Partners. As of July 31, 2004 Lee Munder managed approximately $2.7 billion in assets.

Exhibit D contains information about the other mutual funds managed by each of the Subadvisers with investment objectives and strategies similar to those of the Portfolio. Exhibit D also lists the principal executive officers and directors of each of the Subadvisers.

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Terms of the Subadvisory Agreements

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copy of the Subadvisory Agreements attached as Exhibit A to this information statement.

Under the Subadvisory Agreements, the Subadvisers are compensated at the following annual fee rates:

•  Integrity Asset Management:  0.50% for the first $150 million in daily net assets; 0.45% for daily net assets over $150 million

•  Lee Munder Investments Ltd.:  0.40% of daily net assets

•  JP Morgan Investment Management, Inc.:  0.40% of daily net assets

The Subadvisory Agreements provide that, subject to PI's and the Board of Trustees' supervision, the Subadvisers are responsible for managing the investment operations of their respective portions of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the Subadvisers will provide PI with all books and records relating to the transactions they execute and render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The Subadvisory Agreements will remain in full force and effect for a period of two years from the date of execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) either Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with PI, and (3) each Subadvisory Agreement may be terminated at any time by the Subadvisers or PI on not more than 60 days' nor less than 30 days' written notice to the other party to each Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the Subadvisers will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

Shareholder Proposals

As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Declaration of Trust.

A shareholder proposal intended to be presented at any meeting of shareholders of either Fund must be received by the Fund a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Jonathan D. Shain
Assistant Secretary

Dated: January 31, 2005

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EXHIBIT A

AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 1st day of November, 2004 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (collectively, the Co-Managers), and Integrity Asset Management LLC, a Delaware limited liability company (Integrity or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser in a timely manner with copies of any updated Trust documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)  The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reporting and other requirements as shall be established by the Co-Managers.

(g)  Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.  The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee at the rate specified in the attached Schedule A.The fee will be calculated based on the average daily net assets of the portion of the Trust managed by the Subadviser and will be paid to the Subadviser monthly. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 9900 Corporate Campus Drive, Suite 3000, Louisville, KY40223.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10.   Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

INTEGRITY ASSET MANAGEMENT

BY:  /S/  MATTHEW G. BEVIN

Name:  Matthew G. Bevin

Title:  Chief Executive Officer and Principal

Schedule A

AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

As compensation for services provided by Integrity Asset Management, Prudential Investments LLC and American Skandia Investment Services, Inc. will pay Integrity Asset Management a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Small-Cap Value Portfolio	0.50% on average daily net assets up to $150 million;
0.45% on average daily net assets over $150 million

Dated as of November 1, 2004.

AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 1st day of November, 2004 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (collectively, the Co-Managers), and Lee Munder Investments, Ltd. or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Trustand one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)  The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reporting and other requirements as shall be established by the Co-Managers.

(g)  Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.  The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 200 Clarendon Street, Boston, MA 02116.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Robert F. Gunia

LEE MUNDER INVESTMENTS, LTD.

BY:  /S/  KENNETH L. SWAN

Name:  Kenneth L. Swan

Title:  President and Chief Operating Officer

Schedule A

AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

As compensation for services provided by Lee Munder Investments, Ltd., Prudential Investments LLC and American Skandia Investment Services, Inc. will pay Lee Munder Investments, Ltd. a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Small-Cap Value Portfolio	0.40%

Dated as of November 1, 2004.

AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 1st day of November, 2004 among Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (collectively, the Co-Managers), and J.P. Morgan Investment Management, Inc. (JP Morgan or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any DIRECT liability and expenses.

(v)  The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reporting and other requirements as shall be established by the Co-Managers.

(g)  Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.  The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the
Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 522 Fifth Avenue, 13th Floor, New York, NY 10036, Attention: David Warsoff.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

11.  Delegation to Third Parties

(a)  Except where prohibited by applicable law or regulation, with the exception of portfolio management, the Subadviser may delegate any or all of its functions under this agreement to an Affiliate and may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Subadviser to perform its functions under this Agreement, but the Subadviser's liability to the Co-Managers shall not be affected thereby.

(b)  Notwithstanding any other provision of the Agreement, the Subadviser may provide information about the Co-Managers and the Portfolio to any such Affiliate or other third party for the purposes of this Clause. The Subadviser will act in good faith and with due diligence in the selection, use and monitoring of third parties.

12.  Trade Settlement at termination

Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Subadviser shall be entitled, without prior notice to the
Co-Managers, to direct the Custodian to retain and/or realize any assets of the Portfolio as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Co-Managers and the Subadviser.

13.  Disclosure

(a)  Neither the Co-Managers nor the Subadviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information which they may be entitled or bound to disclose by law, regulation or which is disclosed to their advisers where reasonably necessary for the performance of their professional services or, in the case of the Subadviser, as permitted in accordance with the above clause (Delegation to Third Parties).

(b)  Notwithstanding anything in this Agreement to the contrary, to the extent that any market counterparty with whom the Subadviser deals requires information relating to the Portfolio (including, but not limited to, the identity of the Co-Managers and market value of the Portfolio), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Co-Managers in accordance with the terms of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

BY:  /S/  DAVID WARSOFF

Name:  David Warsoff

Title:  Vice President

Schedule A

AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

As compensation for services provided by J.P. Morgan Investment Management, Inc., Prudential Investments LLC and American Skandia Investment Services, Inc. will pay J.P. Morgan Investment Management, Inc. a fee equal, on an annualized basis, to the following:

Portfolio Name	Fee
AST Small-Cap Value Portfolio	0.40%

Dated as of November 1, 2004.

EXHIBIT B

MANAGEMENT OF THE FUND

The Manager

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of May 1, 2003 and renewed thereafter as required by the Investment Company Act. For convenience, both management agreements are hereafter referred to as the "Management Agreements."

The Management Agreement was last approved by the Board of Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act), on May 27, 2004.

Terms of the Management Agreement

Pursuant to the Management Agreement for the Fund, PI, subject to the supervision of the Trustees and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Funds' portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodians and the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreement may be furnished by any such directors, officers or employees of PI

In connection with its management of the business affairs of the Fund, PI bears the following expenses:

(a)  the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Trustees who are not affiliated persons of PI or the Fund's subadvisers;

(b)  all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

For its services with respect to the Portfolio, PI is compensated by the Fund at the rate of 0.90% of the Portfolio's average daily net assets.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's subadvisers, (c) the fees and certain expenses of the Fund's custodians and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with their securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes,
(k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Fund.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. ASISI is a wholly-owned subsidiary of American Skandia, Inc., which is a wholly-owned subsidiary of Skandia U.S., Inc., which is owned 90% by Prudential Financial, Inc. and 10% owned by Skandia Insurance Company Limited.

PI acts as manager or co-manager for the following investment companies, in addition to the Fund:

Cash Accumulation Trust,, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI's Directors and Officers

The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position With PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President & Chief Administrative Officer, PI; Vice President, Prudential Insurance Company of America (Prudential Insurance); President, Prudential Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of ASISI; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of PIMS; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of ASISI, American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of ASISI, and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of ASISI.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

The Transfer Agent

The transfer agent for the Fund is PFPC, Inc. (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809. PFPC received $0 for its services in connection with the Portfolio during the fiscal year ended December 31, 2003.

Brokerage

During the fiscal year ended December 31, 2003, the Portfolio paid $389,581 in commissions to brokers affiliated with PI or GAMCO.

EXHIBIT C

OFFICER INFORMATION

Name (Date of Birth)	Office(s) With the Fund	Principal Occupations
David R. Odenath, Jr. (3/8/57)	President	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of ASISI; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Robert F. Gunia (12/15/46)	Vice President	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of ASISI, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of ASISI and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (8/9/58)	Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of ASISI. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

William V. Healey (7/28/53)	Chief Legal Officer	Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential Insurance; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of ASISI., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

C-1

Name (Date of Birth)	Office(s) With the Fund	Principal Occupations
Edward P. Macdonald (7/4/67)	Assistant Secretary	Vice President and Assistant Secretary (since May 2003) of ASISI; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September
2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Lee D. Augsburger (6/7/59)	Chief Compliance Officer	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer	Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of ASISI, American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

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EXHIBIT D

OTHER FUNDS MANAGED BY THE SUBADVISERS

The following table sets forth information relating to the other registered investment company portfolios for which the Subadvisers act as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

INTEGRITY ASSET MANAGEMENT

Fund	Annual Management Fee (as a% of average net assets)	Approximate Net Assets as of 11/30/04
Veracity Small Cap Value Fund	0.100%	$13 million

The table below lists the name, address, position with Integrity Asset Management and principal occupation during the past five years for the principal executive officers and directors of Integrity Asset Management.

Name and Address*	Position with Integrity Asset Management and Principal Occupation
Daniel G. Bandi, CFA	Chief Investment Officer, Value Equities & Principal

Matthew G. Bevin	Chief Executive Officer & Principal

Daniel J. DeMonica, CFA	Senior Portfolio Manager & Principal

Adam I. Friedman	Senior Portfolio Manager & Principal

William H. McNett, III, CFA	Senior Portfolio Manager & Principal

*  The mailing address for each person is 9900 Corporate Campus Drive, Suite 3000, Louisville, KY 40223

JP MORGAN INVESTMENT MANAGEMENT, INC.

Fund	Annual Management Fee (as a% of average net assets)	Approximate Net Assets as of 12/31/03
Principal Variable Contracts Fund, Inc Small Cap Value Account	.60% on the 1st $50mm
	.55% on the next $250mm
	.50% on the balance	$82,052,719.52
Principal Investors Fund, Inc Small Cap Value Account	.50% on the 1st $200mm
	.45% on the balance	$145,183,055.48
Gartmore Variable Insurance Trust J.P. Morgan GVIT Small Cap Value Fund	.50% on the 1st $200mm
	.45% on the balance	$238,316,370.16

The table below lists the name, address, position with JP Morgan Investment Management, Inc. and principal occupation during the past five years for the principal executive officers and directors of JP Morgan Investment Management, Inc.

D-1

Name and Address*	Position with JP Morgan Investment Management, Inc. and Principal Occupation
George C. Gatch	Managing Director; Director and President of JPMorgan Funds.

Evelyn E. Guernsey	Managing Director; Director and President of J.P. Morgan Investment Management Inc. ("JPMIM") and Chief Executive Officer of Institutional Sales and Services.

Lawrence Unrein	Managing Director; Director and Head of the Private Equity Group for JPMorgan Fleming Asset Management ("JPMFAM").

Mark B.E. White 20 Finsbury Street London, EC2Y9AQ	Managing Director; Director and Head of International Institutional Business for JPMFAM

Roy Kinnear	Managing Director; Treasurer of JPMIM

Anthony M.L. Roberts	Managing Director; Managing Director and Associate General Counsel and Head of Legal for J.P. Morgan Chase & Co.'s global asset management business.

Thomas J. Smith	Managing Director; Chief Compliance Officer for J.P. Morgan Chase and Co.'s investment management business in the Americas.

*  The address of each person is 522 Fifth Avenue, New York, NY 10036 unless otherwise noted.

LEE MUNDER INVESTMENTS LTD.

Fund	Annual Management Fee (as a% of average net assets)	Approximate Net Assets as of 11/30/04
SEI SIIT Small Cap Fund	See Note below	$115 million
SEI SIMT Small Cap Value Fund		$177 million

Note: Information with respect to the annual management fee received by Lee Munder Investments Ltd. is not furnished, because the registration statements for the SEI SIIT Small Cap Fund and the SEI SIMT Small Cap Value Fund do not disclose the management fee rates received by Lee Munder Investments Ltd. in reliance on an order issued by the Securities and Exchange Commission.

The table below lists the name, address, position with Lee Munder Investments Ltd. and principal occupation during the past five years for the principal executive officers and directors of Lee Munder Investments Ltd.

Name and Address*	Position with Lee Munder Investments Ltd. and Principal Occupation
Lee Munder	Chairman

Kenneth Swan	President, C.O.O.

Robert A. Smith	Castanea Partners, Inc Co-Founder and Managing Director The Neiman Marcus Group Vice Chairman of the Board of Directors

Andrew L. Beja	Managing Director, Portfolio Manager

Nicholas S. Battelle	Managing Director, Portfolio Manager

Terry Gardner	C.F.O.

D-2

EXHIBIT E

SHAREHOLDER INFORMATION – American Skandia Trust

As of January 7, 2005 the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of January 7, 2005, there were no owners, directly or indirectly, of more than 5% of the outstanding shares of the Portfolio.

E-1